                                                                    EXHIBIT 10.4

                                                                  CONFORMED COPY


                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of July 31, 2000 (this "Amendment") to the Second Amended and Restated 364-Day Credit Agreement (the "Credit Agreement") dated as of June 21, 2000 between BOWATER INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" hereunder pursuant to Section 7.02(a) of the Credit Agreement as defined below (each, a "Subsidiary Borrower" and, together with the Company, the "Borrowers"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to Section 12.06(b) of the Credit Agreement, shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Company, the Subsidiary Borrowers, the Banks, and the Administrative Agent are party to the Credit Agreement which provides for the making of loans by said Banks to the Borrowers in an aggregate original principal amount up to $150,000,000; and

                  WHEREAS, the parties hereto desire to amend in certain respects the Credit Agreement to increase the aggregate amount of the Commitments under the Credit Agreement from $150,000,000 to $750,000,000 and to amend the Credit Agreement in certain other respects.

                  NOW, THEREFORE, the parties hereto agree to amend the Credit Agreement as set forth in Section 2 hereof:

                  Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

                  Section 2. Amendments. Subject to the satisfaction of the conditions specified in Section 3 hereof, the Credit Agreement shall be amended as follows:

                  2.01. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding and amending (to the extent already included in said
Section 1.01) the following definitions, as follows:

                  "Amendment No. 1" shall mean Amendment No. 1 to the Second Amendment and Restatement.

                  "Commitment" shall mean, for each Bank, the obligation of such Bank to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding (a) in the case of a Bank that is a party to the Credit Agreement after giving effect to Amendment No. 1, the amount set opposite the name of such Bank on Schedule I to Amendment No. 1 under the caption "Commitment" or (b) in the case of any other Bank, the aggregate amount of the Commitments acquired by it pursuant to Section 12.06 hereof (in each case, as the same may be reduced from time to time pursuant to Section 2.04 hereof or increased or reduced pursuant to said Section 12.06(b)).

                  "Interest Period" shall mean:

                           (a) with respect to any Eurodollar Loan, each period
                  commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the applicable Borrower may select as provided in Section 4.05 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

                           (b) with respect to any Set Rate Loan, the period
                  commencing on the date such Set Rate Loan is made and ending on any Business Day at least 7 and up to 360 days thereafter, as the applicable Borrower may select as provided in Section 2.03(b) hereof; and

                           (c) with respect to any LIBOR Market Loan, the period
                  commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the applicable Borrower may select as provided in Section 2.03(b) hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

                           Notwithstanding the foregoing: (i) if any Interest
                  Period for any Eurodollar Loan (other than a Term Loan) or Money Market Loan would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Loan or a LIBOR Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
                  Day); (iii) if an Interest Period in respect of a Term Loan would otherwise commence before and end after the Maturity Date, such Interest Period shall end on the Maturity Date;

                  and (iv) notwithstanding clause (i) above, no Interest Period for any Loan (other than a Set Rate Loan) shall have a duration of less than one month and, if the Interest Period for any Eurodollar or LIBOR Market Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "Maturity Date" shall have the meaning set forth in Section 2.10(d) hereof.

                  "Syndicated Loans" shall mean the loans provided for by
         Section 2.01 hereof, which may be Base Rate Loans and/or Eurodollar Loans and shall include each Term Loan.

                  "Term Loan" shall have the meaning set forth in Section 2.10(d) hereof.

                  2.02. Syndicated Loans. Section 2.01 of the Credit Agreement shall be amended to read in its entirety as follows:

                   "2.01 Syndicated Loans. Each Bank severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrowers in Dollars during the period from and including the Closing Date to but not including the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment of such Bank as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow, repay and reborrow the amount of the Commitments by means of Base Rate Loans and Eurodollar Loans and during such period and thereafter the Borrowers may Convert Loans of one Type into Loans of another Type (as provided in Section 2.09 hereof) or Continue Loans of one Type as Loans of the same Type (as provided in Section 2.09 hereof); provided that (a) subject to Section 2.10(d) hereof, the aggregate principal amount of all Syndicated Loans of all Borrowers, together with the aggregate principal amount of all Money Market Loans of all Borrowers, at any one time outstanding shall not exceed the aggregate amount of the Commitments; and (b) no more than fifteen different Interest Periods for both Syndicated Loans and Money Market Loans of all Borrowers may be outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous)."

                  2.03. Facility Fee. Section 2.05(a) of the Credit Agreement shall be amended to read in its entirety as follows:

                 "(a) The Company shall pay to the Administrative Agent for account of each Bank a facility fee on the amount of such Bank's Commitment as then in effect, for the period from and including the date of this Agreement to but not including the earlier of the date such Commitment is terminated and the Revolving Credit Termination Date, at a rate per annum equal to (a) 0.0600% during any Level I Period, (b) 0.0800% during any Level II Period, (c) 0.1000% during any Level III Period, (d) 0.1250% during any Level IV Period and (e) 0.2000% during any Level V Period; provided that if such Bank continues to have a Loan outstanding after such Bank's Commitment terminates, then such facility fee shall


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                                      -4-


         continue to accrue on the daily aggregate principal amount of Loans of such Bank from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Loans outstanding. Accrued facility fee shall be payable on each Quarterly Date, on the Maturity Date and on the earlier of the date the Commitments are terminated and the Revolving Credit Termination Date. Any change in a facility fee by reason of a change in the Standard & Poor's Rating or the Moody's Rating shall become effective on the date two Business Days after the date of announcement or publication by the respective rating agencies of a change in such rating or, in the absence of such announcement or publication, on the date two Business Days after the effective date of such changed rating."

                  2.04. Utilization Fee. Section 2.05(b) of the Credit Agreement shall be amended to read in its entirety as follows:

                  "(b) The Company shall pay to the Administrative Agent for account of each Bank a utilization fee at a rate per annum equal to 0.25% on the aggregate outstanding principal amount of the Syndicated Loans made by such Bank hereunder for any period (during the period from and including June 23, 1999 to but not including the earlier of the date Commitments are terminated and the Revolving Credit Termination Date) that the aggregate principal outstanding amount of all Syndicated Loans hereunder exceeds 33% of the net amount of the Commitments after deducting the aggregate outstanding principal amount of all Money Market Loans hereunder at such time; provided however that if the aggregate principal amount of Syndicated Loans converted to Term Loans on the Revolving Credit Termination Date exceeds 33% of the net amount of the Commitments in effect on the Revolving Credit Termination Date (prior to the reduction of the Commitments to zero on such date) after deducting the aggregate outstanding principal amount of all Money Market Loans hereunder at such date, the Company shall pay to the Administrative Agent for the account of each Bank a utilization fee at a rate per annum equal to 0.25% on the aggregate outstanding principal amount of the Term Loans made by such Bank during the period from and including the Revolving Credit Termination Date to but excluding the date on which such Bank ceases to have any Term Loans outstanding. Accrued utilization fee shall be payable on each Quarterly Date, on the Maturity Date and on the earlier of the date the Commitments are terminated and the Revolving Credit Termination Date."

                  2.05. Term-Out Option. Section 2.10 of the Credit Agreement shall be amended by adding paragraph (d) thereto to read in its entirety as follows:

                  "(d) Term-Out Option. If the Revolving Credit Termination Date shall not have been extended pursuant to Section 2.10(c) hereof, each Borrower may, by notice to the Administrative Agent not less than 10 days prior to the Revolving Credit Termination Date convert all Syndicated Loans made to such Borrower that are outstanding on the Revolving Credit Termination Date to term loans (each, a "Term Loan" and collectively, the "Term Loans"). Each Term Loan shall bear interest, until the payment in full thereof, at the rates provided for in Section 3.02 and shall otherwise constitute a Syndicated Loan for all purposes of this Agreement. The relevant Borrower hereby unconditionally promises to pay to the Administrative Agent for account of the Banks the unpaid principal amount of the Term Loans made to such Borrower that are outstanding on the date that is one year after the Revolving Credit Termination Date (or, if such date is not a Business Day, the next preceding Business Day) (the "Maturity Date"). Anything in this
         Section 2.10(d) to the contrary notwithstanding, any such conversion shall be subject to the conditions precedent that: (i) no Default shall have occurred and be continuing on the Revolving Credit Termination Date and (ii) each of the representations and warranties made by the Company in Section 8 hereof, and by each Subsidiary Borrower in its respective Subsidiary Borrower Designation Letter, shall be true and complete on and as of such Revolving Credit Termination Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each notice of conversion delivered by a Borrower in accordance with this Section 2.10(d) shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and, unless such Borrower, after delivery of such notice, otherwise notifies the Administrative Agent prior to the Revolving Credit Termination Date, as of such date)."

                  2.06. Repayments of Loans. Section 3.01(b) of the Credit Agreement shall be amended to read in its entirety as follows:

                  "(b) Repayment of Syndicated Loans. Each Borrower hereby promises to pay to the Administrative Agent for account of each Bank the principal of such Bank's Syndicated Loans to such Borrower on the Revolving Credit Termination Date, provided that, to the extent a Borrower shall have elected to convert any portion of the outstanding Syndicated Loans into Term Loans pursuant to Section 2.10(d), such Term Loans shall mature (and such Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Bank the then unpaid principal amount of each Term Loan) on the Maturity Date."

                  2.07. Compensation. Section 5.05(b) of the Credit Agreement shall be amended to read in its entirety as follows:

                  "(b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied, or the failure of any of the conditions precedent to the conversion requested by such Borrower of Syndicated Loans to Term Loans pursuant to Section 2.10(d) hereof, to be satisfied) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, such Borrower has accepted a Money Market Quote) from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.03(b) hereof or to effect a conversion pursuant to
         Section 2.10(d) hereof pursuant to a notice given pursuant to Section 2.10(d) hereof; or"

                  Section 3. Conditions. This Amendment shall become effective as of July 31, 2000 (the "Facility Increase Effective Date") upon the satisfaction prior to such date of each of the following conditions to effectiveness (including, without limitation, that each document to be


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                                      -6-


received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

                  3.01. Execution. The Administrative Agent (or its counsel) shall have received from each party hereto (including each Bank that is a party to the Credit Agreement) either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

                  3.02. Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Banks and dated the Facility Increase Effective Date) of Wendy C. Shiba, Esq., Vice President, Secretary and Assistant General Counsel of the Company, substantially in the form of Exhibit A hereto. The Company hereby requests such counsel to deliver such opinion.

                  3.03. Certificate as to Incumbency. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company in respect of each of the officers (a) who are authorized to sign this Amendment on the Company's behalf and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment, the promissory notes and the transactions contemplated hereby.

                  3.04. Certificate of Authorized Officer. The Administrative Agent shall have received a certificate of a duly authorized financial officer of the Company, dated the Facility Increase Effective Date, stating that (a) no Default has occurred and is continuing as of such date, and (b) the representations and warranties contained in Section 8 of the Credit Agreement are true and complete on and as of such date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  3.05. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Facility Increase Effective Date, including (i) for the account of each Bank that has delivered to the Administrative Agent prior to such date a commitment letter in which it commits to increase its Commitment as result of this Amendment by an amount of at least $65,000,000, an up-front fee in an amount equal to 0.15% of the increase in such Bank's final allocated Commitment, (ii) for the account of each Bank that has delivered to the Administrative Agent prior to such date a commitment letter in which it commits to increase its Commitment as result of this Amendment by an amount of less than $65,000,000, an up-front fee in an amount equal to 0.10% of the increase in such Bank's final allocated Commitment and (iii) to the extent invoiced, including reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

The Administrative Agent shall notify the Company and the Banks of the occurrence of the Facility Increase Effective Date, and such notice shall be conclusive and binding.

                  Section 4. Readjustment of Loans. On the Facility Increase Effective Date, the Banks shall take such actions, and make such adjustments among themselves, as shall be necessary so that their outstanding Syndicated Loans are held under the Credit Agreement ratably in accordance with their respective Commitments as set forth on Schedule I hereto under the caption "Commitment".

                  Section 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 6. Expenses. Without limiting its obligations under
Section 12.03 of the Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as documented in reasonable detail, in connection with the preparation and administration of this Amendment and the transactions contemplated hereby.

                  Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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                                      -8-


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                 COMPANY

                                          BOWATER INCORPORATED


                                          By: /s/ David G. Maffucci
                                              ----------------------------------
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


                                          By: /s/ William G. Harvey
                                              ----------------------------------
                                              Title: Vice President
                                                     and Treasurer


                                 ADMINISTRATIVE AGENT

                                          THE CHASE MANHATTAN BANK,
                                            as Administrative Agent


                                          By: /s/ Gary L. Spevack
                                              ----------------------------------
                                              Title: Vice President


                                 BANKS


                                          THE CHASE MANHATTAN BANK


                                          By: /s/ Gary L. Spevack
                                              ----------------------------------
                                              Title: Vice President


                                          THE BANK OF NEW YORK


                                          By: /s/ David C. Siegel
                                              ----------------------------------
                                              Title: Vice President

                                          BANK OF AMERICA, N.A.


                                          By: /s/ Kevin F. Sullivan
                                              ----------------------------------
                                              Title: Managing Director


                                          FIRST UNION NATIONAL BANK


                                          By: /s/ Sarah T. Warren
                                              ----------------------------------
                                              Title: Vice President


                                          TORONTO DOMINION (TEXAS), INC.


                                          By: /s/ Carolyn R. Faeth
                                              ----------------------------------
                                              Title: Vice President

                                          WACHOVIA BANK, N.A.


                                          By: /s/ Donald E. Sellers, Jr.
                                              ----------------------------------
                                              Title: Senior Vice President


                                          MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK


                                          By: /s/ Lewis Reford
                                              ----------------------------------
                                              Title: Vice President


                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ William E. Zarrett
                                              ----------------------------------
                                              Title: Managing Director

                                          SUNTRUST BANKS, INC.


                                          By: /s/ Nathan Bickford
                                              ----------------------------------
                                              Title: Assistant Vice President


                                          WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK BRANCH


                                          By: /s/ Cynthia M. Niesen
                                              ----------------------------------
                                              Title: Managing Director


                                          By: /s/ Walter T. Duffy
                                              ----------------------------------
                                              Title: Associate Director


                                          BANK OF MONTREAL


                                          By: /s/ Amy K. Dumser
                                              ----------------------------------
                                              Title: Director

                                          DG BANK, DEUTSCHE
                                             GENOSSENSCHAFTSBANK, AG
                                             CAYMAN ISLANDS BRANCH


                                          By: /s/ J.W. Somers
                                              ----------------------------------
                                              Title: Senior Vice President


                                          By: /s/ Kurt A. Morris
                                              ----------------------------------
                                              Title: Vice President


                                          ABN AMRO BANK N.V.


                                          By: /s/ Thomas Comfort
                                              ----------------------------------
                                              Title: Group Vice President


                                          By: /s/ Carla S. Waggoner
                                              ----------------------------------
                                              Title: Assistant Vice President

                                                                      Schedule I


                  BANK                                    COMMITMENT
                  ----                                    ----------

The Chase Manhattan Bank                                  $76,000,000

Bank of America, N.A.                                     $70,500,000

First Union National Bank                                 $66,500,000

The Bank of New York                                      $66,500,000

Wachovia Bank, N.A.                                       $66,500,000

Toronto Dominion (Texas), Inc.                            $66,500,000

SunTrust Banks, Inc.                                      $63,500,000

Morgan Guaranty Trust Company of New York
                                                          $63,500,000

The Bank of Nova Scotia                                   $63,500,000

Bank of Montreal                                          $46,750,000

Westdeutsche Landesbank
Girozentrale, New York Branch                             $46,750,000

ABN AMRO Bank N.V.                                        $46,750,000

DG Bank, Deutsche Genossenschaftsbank,
AG, Cayman Islands Branch                                 $ 6,750,000
                                                          -----------

         Total                                           $750,000,000
                                                         ============